  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 26, 2010

Great Spirits, Inc.
(Exact name of registrant as specified in its charter)

Colorado	0-52997	20-5572519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3107 Fall Creek Highway, Granbury, Texas	76049
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (817) 326-0295

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 26, 2010, Charles L. Wood resigned from his position as member of the board of directors of Great Spirits, Inc.  A copy of the resignation letter of Mr. Wood is attached as Exhibit 17.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits. 17.1 Resignation letter dated November 26, 2010 from Charles L. Wood.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 4, 2011	GREAT SPIRITS, INC.
By: Name: Title:	/s/ Thomas Willis Thomas Willis Chief Executive Officer